Exhibit 10.7B
*CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.
AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT
This Amendment Number Two to Loan and Security Agreement (this “Amendment”) is entered into as of July 18, 2024 (the “Second Amendment Effective Date”), by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), EAST WEST BANK, administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), as lead arranger (in such capacity, together with its successors and assigns in such capacity, the “Lead Arranger”), and as book runner (in such capacity, together with its successors and assigns in such capacity, the “Book Runner”), and AFC GAMMA, INC., a Maryland corporation (“Borrower”), in light of the following:
A.Agent, the Lenders, the Lead Arranger, the Book Runner and Borrower have previously entered into that certain Loan and Security Agreement, dated as of April 29, 2022 (as amended, restated or otherwise modified from time to time, the “Agreement”); and
B.In accordance with Section 10.1 of the Agreement, Agent, the Lenders (which shall constitute the Supermajority Lenders), and Borrower have agreed to amend the Agreement set forth herein.
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Agent, the Lenders, and Borrower hereby agree as follows as of the Second Amendment Effective Date:
1.DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.
2.AMENDMENTS.
(a)Section 1.1 of the Agreement is hereby amended by adding the following definitions in their appropriate alphabetical order:
“‘Amendment Number One’ means that certain Amendment Number One to Loan and Security Agreement dated as of March 26, 2024 by and among Agent, the Lenders and Borrower.
“Sunrise Realty” means Sunrise Realty Trust Inc., a Maryland corporation, formerly known as CRE South LLC.”
(b)A new clause (d) is hereby added to Section 8 of the Agreement, immediately after clause (c) of such Section to read as follows:
“(d)    Sunrise Realty shall be excluded for purposes of calculating the financial covenants set forth in clauses (a), (b) and (c) of this Section 8 until the date upon which Sunrise Realty is joined as a Guarantor in accordance with the terms and conditions set forth in Section 5 of Amendment Number One.”

(c)Schedule E-1 to the Agreement is hereby amended and replaced with the Schedule E-1 attached to this Amendment.
3.REPRESENTATIONS AND WARRANTIES.
(a)Borrower hereby affirms to Agent and the Lenders that all its representations and warranties set forth in the Loan Documents, after giving effect to this Amendment, are true, complete and accurate in all material respects except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date).
(b)Borrower represents and warrants as of the date hereof (i) it has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended hereby) to which it is a party and (ii) the execution, delivery and performance by Borrower of this Amendment have been duly approved by all necessary corporate action and does not (A) violate any material provision of federal, state, or local law or regulation applicable to Borrower or its Subsidiaries or (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of Borrower or its Subsidiaries except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change.
(c)Borrower represents and warrants as of the date hereof that this Amendment (i) has been duly executed and delivered by Borrower, (ii) is the legal, valid and binding obligation of Borrower, enforceable against such Borrower in accordance with its terms, and is in full force and effect, except to the extent that (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights or general principles of equity or (B) the availability of the remedies of specific performance or injunctive relief are subject to the discretion of the court before which any proceeding therefor may be brought, and (iii) does not and will not violate any material provision of the Governing Documents of Borrower or its Subsidiaries.
4.NO DEFAULTS. Borrower hereby affirms to Agent and the Lenders that no Default or Event of Default has occurred and is continuing as of the date hereof.
5.CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the following conditions precedent:
(a)receipt by Agent of a fully executed copy of this Amendment in form and substance satisfactory to Agent; and
(b)receipt by Agent of a fully executed copy of that certain Third Party Pledge Agreement, in form and substance satisfactory to Agent, by and between AFCG TRS1, LLC, a Delaware limited liability company and Agent.
6.ACKNOWLEDGEMENT. Borrower hereby acknowledges and reaffirms (a) all of its obligations and duties under the Loan Documents, and (b) that Agent, for the ratable benefit of the Lender Group, has and shall continue to have valid, perfected Liens in the Collateral.
7.COSTS AND EXPENSES. Borrowers shall pay to Agent all of Lenders’ reasonable and documented out-of-pocket costs and expenses (including, without limitation, the reasonable and documented fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents as well as expenses related to the maintenance of the facility (such as periodic searches).

8.LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.
9.COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto and satisfaction of each of the other conditions precedent set forth in Section 5 hereof. This Amendment is a Loan Document and is subject to all the terms and conditions, and entitled to all the protections, applicable to Loan Documents generally. Delivery of an executed counterpart of this Amendment by telefacsimile or .pdf shall be equally effective as delivery of a manually executed counterpart.
10.CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE. Section 14 of the Agreement is incorporated herein by reference mutatis mutandis.

[Signatures on next page.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.
EAST WEST BANK,
as Agent and a Lender

By:    [***]
Title:    [***]
Name:    [***]

Amendment Number Two
to Loan and Security Agreement

LENDER:	[***] By: [***] Title: [***] Name: [***]

Amendment Number Two
to Loan and Security Agreement

BORROWER:	AFC GAMMA, INC. a Maryland corporation By: /s/ Daniel Neville Title: Chief Executive Officer Name: Daniel Neville

Amendment Number Two
to Loan and Security Agreement

Schedule E-1
[***]

Borrower	Total Commitment Amount	Outstanding Balance May 31, 2024
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Schedule E-1